UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 20, 2003

BANC ONE HELOC TRUST 1998-1

(Exact name of registrant as specified in its charter)

Laws of the United States	333-03911-10	36-1248602
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

C/O Bank One, NA Global Corporate Trust Services 55 West Monroe St. IL1-0481 Chicago, IL	60670-0126
(Address of principal executive offices)	(Zip Code)

                                  312-336-9730

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated Auguist 31, 1998, the Paying Agent has caused to be filed with the Commision, the Monthly Report dated June 20, 2003. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust’s Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution information for the current distribution date June 20, 2003.

	Principal	Interest	Ending Balance

Cede & Co.	$7,149,071.01	$273,385.95	$216,654,157.97

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurnace Policy has occurred.

C.	Have any deficiencies occurred? No. Date: Amount:

D.	Were any amounts paid or are any amounts payable under MBIA Insurance Policy? NO Amount:

E.	Are there any developments with respect to the MBIA Insurance Policy? NONE.

F.	Item 1: Legal Proceedings: NONE

G.	Item 2: Changes in Securities: NONE

H.	Item 4: Submission of Matters to a vote of Security Holders: NONE

I.	Item 5: Other Information-Items 1, 2, 4, 5 if applicable: NOT APPLICABLE

Item 7.    Financial Statements and Exhibits.

The	following exhibits are filed as a part of this report:

Exhibit	Description

No. 1	Monthly Statement to Certificateholders dated June 20, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By:	/s/ Michael J. Grubb
Name: Michael J. Grubb Title: First Vice President

Date: June 20, 2003

ABS Corporation	Page 1

Banc One Home Equity Loan Trust 1998-1

P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	6/20/03

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.321631
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	1
Investors Certificate Principal Distributed	8.410672
Principal Distribution Amount	8.491702
Maximum Principal Payment	13.208560
Alternative Principal Payment	8.491702
Principal Collections less Additional Balances	8.491702
Investor Loss Amount Distributed to Investors	0.112566
Accelerated Principal Distribution Amount	-0.193596
Credit Enhancement Draw Amount	0.00
Total Amount Distributed to Certificateholders (P & I)	8.732302

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	202,457,996.14
Ending Investor Certificate Balance	195,308,925.13
Beginning Invested Amount	207,118,154.62
Ending Invested Amount	199,804,526.99
Investor Certificateholder Floating Allocation Percentage	92.4735%
Pool Factor	0.2297752
Liquidation Loss Amount for Liquidated Loans	103,468.19
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	223,975,573.09
Ending Pool Balance	216,654,157.97
Servicing Fee	93,323.16

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	1.568130%
LIBOR Rate	1.318130%
Maximum Rate	4.449871%

E DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	105
Trust Balances	3,382,242.93
Delinquent 60-89 days
No. of Accounts	49
Trust Balances	1,192,672.59
Delinquent 90+ days
No. of Accounts	139
Trust Balances	4,891,855.29
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation	Page 2

Banc One Home Equity Loan Trust 1998-1

P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	6/20/03

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of June 2003

Bank One, N.A.

as Servicer

/s/    Michael J. Grubb

Michael J. Grubb

First Vice President

Distribution List:

Keith Richardson—Bank One, N.A.